Item 1: Report to Shareholders

Institutional Large-Cap Growth Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

U.S. stocks generally declined in the second half of 2007, but most major indexes finished the year with gains. Market volatility was extremely high, and in October and November, the broad S&P 500 Index suffered its first correction—defined as a drop of 10% or more—in about five years. As measured by various Russell indexes, growth stocks held up much better than value across all market capitalizations.

Highlights

• Stocks overall finished the year with gains in an equity environment characterized by sharp volatility.

• The fund posted moderate results in 2007, beating the broad market but lagging its benchmarks.

• Sector allocations accounted for much of the fund’s shortfall against its benchmarks, but key portfolio holdings in diverse industries helped overall performance.

• We are concerned about a slowing economy in 2008, but we are encouraged by historically attractive valuations and remain optimistic about our strategy of holding companies offering solid earnings and cash flow growth.

The Institutional Large-Cap Growth Fund returned 0.96% during the past six months, against a backdrop of generally declining prices for stocks. Fund performance lagged the results for the Russell 1000 Growth Index, the Lipper Multi-Cap Growth Funds Index, and the Lipper Large-Cap Growth Funds Index for the past six months and the calendar year, but the fund outpaced the broad market measured by the S&P 500 Index in both periods. Sector positioning versus the Russell 1000 Growth Index accounted for most of the fund’s shortfall on a relative basis during the year, as we underweighted energy, materials, and consumer staples. We were also overweight in the relatively weak telecom services and consumer discretionary sectors.

Market Environment

At the beginning of 2007, many of the risks inherent in the bond market and in the financing of leveraged-buyout deals were either poorly understood or totally ignored. Push came to shove in the summer when investors began to reprice those risks in the marketplace. The spreads between the yields of high-quality and high-yield bonds widened as investors flocked to the safe haven of Treasuries, and stock prices swooned as investors fled from the equity market. Rising subprime mortgage delinquencies and defaults forced many vulnerable Wall Street brokerages and commercial banks to report substantial losses.

The evaporation of credit market liquidity in August, particularly in the asset-backed commercial paper market, contributed to the bearish sentiment. In response, the Federal Reserve reduced short-term interest rates three times during the second half of the year and took other measures in an attempt to keep credit market distress from further weakening the economy. Concerns about generally slower corporate profit growth and rising oil prices also weighed on the stock market. The boom in leveraged buyouts, which was very supportive for equities in the first half of the year, vanished due to tighter lending conditions.

In the large-cap universe, financials fell sharply as mortgage losses mounted at major banks and brokerages. Consumer discretionary shares also stumbled as rising oil prices, declining home values, and weakening economic activity conspired to discourage consumer spending on nonessentials. On the plus side, energy stocks performed well as oil flirted with $100 per barrel. Consumer staples stocks, whose business prospects are not closely tied to the health of the economy, also produced good returns. In addition, shares of utilities, which often act like bonds because of their relatively high dividends, appreciated as interest rates declined.

The difficulty in obtaining capital appears to be having a real impact on the economy, and the longer it persists, the greater the likelihood of a more severe downturn. The U.S. dollar plummeted against other major currencies due to weakening economic growth and cuts in short-term rates. The weak dollar translated into higher dollar-based prices for commodities and better returns for overseas investments. It should aid export growth for U.S. companies, but it also raises the specter of higher inflation. That said, the dollar should stabilize as international economies slow and other central banks reduce their own key lending rates.

Strategy Review

Our investment philosophy, which favors select companies offering sustainable earnings and cash-flow growth, drives your portfolio’s long-term results. This strategy looks for businesses that dominate a lucrative niche, often giving them the ability to preserve earnings momentum even during times of slow economic growth. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we’ve selected a suitable investment candidate, we wait for opportunities to establish or increase positions at prices we believe will generate compelling returns.

Investment Review

Many of the stocks that led portfolio performance through October, such as American Tower Systems, Schlumberger, Juniper Networks, Celgene, and Amazon.com, ran into stiff headwinds later in the fourth quarter. Other strong holdings included Apple and Gilead Sciences. After taking profits in many of these holdings earlier in the year, we used fourth-quarter weakness to rebuild positions where fundamentals remain intact. We have confidence that these companies will continue to grow solidly over time. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

The portfolio also had its share of losers during the year in various industries, including consumer discretionary, financial services, telecommunication services, and semiconductors. Among them were Kohl’s, Marvell Technology Group, Morgan Stanley, Coach, and Metro PCS Communications. As business conditions weakened in retail and consumer-related sectors, we consolidated our holdings and refocused the portfolio on areas in which we have the highest degree of conviction. We eliminated positions in retailers Lowe’s Companies and Coach, while adding to Kohl’s and lodging operator Marriott. We also used the broad sector pullback to add high-growth companies Yum Brands, which generates more than 20% of its profits in China, and Las Vegas Sands.

The semiconductor industry continued to exhibit weakness, reflecting overcapacity and uneven demand. We reduced our overall exposure to semis by eliminating Maxim Integrated Products and ASML Holding. We reduced our positions in Analog Devices and Xilinx, while adding to Marvell and Broadcom. The last two companies are particularly well-positioned to benefit when the sector returns to favor as they penetrate new markets including high definition television and mobile phones.

Energy and materials were the broad market’s top-performing sectors again in 2007, but we were underweight in both of them based on our view that slower global economic growth would exert downward pressure on commodity prices. Energy prices were clearly more resilient than we had expected, considering the economic weakness and softening oil demand in developed countries. The reasons can be attributed to several factors, including tight supplies from non-OPEC nations, sustained demand from developing economies, and tensions in the Middle East.

During the fourth quarter, investors began to discount a more pronounced slowdown in the U.S. economy by shifting into more stable but slower-growing food, beverage, and household products companies. We avoided them since they don’t fit the portfolio’s profile of holding companies with long-term double-digit earnings growth potential. In the short term, however, particularly in times of economic uncertainty, the market places a higher value on their relatively stable earnings growth.

We were fortunate enough to avoid many of the companies that suffered from the downturn in housing—homebuilders and mortgage finance companies. We eliminated E*TRADE Financial well before the market recognized the full extent of the company’s mortgage portfolio problems, and we sold Lowe’s as the housing downturn accelerated. Thanks to strong stock selection, financials were the top contributor to performance in the fourth quarter, and consumer discretionary was the largest contributor over the full year.

Throughout the year, we invested in companies that are enabling new energy supplies to come on line, including Foster Wheeler, McDermott International, and Praxair. We now believe that oil and global commodities prices will remain historically high for the foreseeable future. Therefore, we feel comfortable that earnings growth for some energy and materials-related companies can reach our growth objectives, and we have begun to build positions in Freeport-McMoRan Copper & Gold and Suncor Energy. Our focus is on firms with the wherewithal to grow their production and drive earnings growth without further commodity price inflation. We do not anticipate overweighting the energy sector, given current concerns about the impact of slowing global economic growth on overall demand.

As we entered 2008, the portfolio was overweight in technology with important positions in Microsoft, Google, Juniper Networks, Apple, and Marvell. We are also overweight in the consumer discretionary sector via our Amazon.com, Kohl’s, Marriott, and gaming sector holdings. These positions are based on our fundamental investment thesis and are not reliant on a broad reacceleration of the economy. We remain underweight in consumer staples.

Thematically, we believe that mobile Internet access will come of age and continue to be an important growth driver for many of our investments in almost any reasonable economic scenario. This bodes well in varying degrees for American Tower Systems, Crown Castle International, Google, Apple, Marvell, Qualcomm, Broadcom, Microsoft, Juniper Networks, and Cisco Systems. The other themes we are pursuing include video gaming (Nintendo and Electronic Arts) and global gaming growth via MGM Grand, IGT, and Las Vegas Sands.

Outlook

Evidence suggests that the U.S. economy will continue to slow in the first half of 2008, compelling the Federal Reserve to cut interest rates more aggressively in its efforts to avert a severe economic downturn. Indeed, at the beginning of this year, Fed Chairman Ben Bernanke pledged to take “substantive additional action” to insure against “downside risks” to the economy, and the Fed followed through by lowering the fed funds rate three-quarters of a percentage point on January 22. We believe that the European Central Bank is likely to follow in fairly short order. As these rate cuts take hold, we expect the economy to stabilize and risk aversion to wane. This environment could serve as a favorable backdrop for large-cap growth stocks. Inflation should begin to moderate as the economy enters a period of sluggish growth, favoring companies with the ability to generate earnings growth in most scenarios.

While the U.S. financial markets were closed on Monday, January 21, for the Martin Luther King, Jr., holiday, global equity markets generally declined from 3% to 7%. The following day, Asian markets extended their decline, and U.S. stocks also fell sharply despite the latest fed funds rate cut, which brought the key lending rate from 4.25% to 3.50%. Investors were bracing for the possibility that large-cap U.S. stocks—already down about 15% from last year’s highs—would soon join small-cap shares in bear market territory, down more than 20% from the previous peak.

While U.S. equities currently appear attractive, several risks need to be considered. The potential for rising commodity prices and a weaker dollar to induce broader price inflation is of particular concern. With a worsening housing market, unsettled financial markets, and looming fiscal challenges, the health of the American consumer remains another risk to near-term equity performance. However, with unemployment still low and record levels of household net worth, we do not believe the consumer is in serious jeopardy.

We remain confident in the ultimate rewards of our strategy of finding and holding companies offering solid earnings and cash flow growth.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Robert W. Smith
Investment Advisory Committee member

Larry J. Puglia
Investment Advisory Committee member

January 25, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2007

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2007
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,372,653)	$ 1,449,246
Receivable for shares sold	2,563
Dividends and interest receivable	1,154
Receivable for investment securities sold	43
Other assets	35
Total assets	1,453,041
Liabilities	
Payable for investment securities purchased	3,460
Payable for shares redeemed	1,048
Investment management fees payable	677
Due to affiliates	8
Other liabilities	2,988
Total liabilities	8,181
NET ASSETS	**$ 1,444,860**
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (8,982)
Net unrealized gain	76,593
Paid-in capital applicable to 92,403,957 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,377,249
NET ASSETS	**$ 1,444,860**
NET ASSET VALUE PER SHARE	**$ 15.64**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2007

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a non-diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $29,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2007, the fund realized $23,318,000 of net gain on $82,749,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended December 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,487,967,000 and $690,966,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $9,120,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2008. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2007, the fund utilized $943,000 of capital loss carryforwards.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $1,381,773,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.58% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2011. Pursuant to this agreement, management fees in the amount of $26,000 were repaid during the year ended December 31, 2007. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $180,000 remain subject to repayment at December 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $98,000 for Price Associates, and $3,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 209,492 shares of the fund, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

Tax Information (Unaudited) for the Tax Year Ended 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $16,215,000 from short-term capital gains,

• $3,035,000 from long-term capital gains subject to the 15% rate gains category.

For taxable non-corporate shareholders, $10,253,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $8,458,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990 to
2005	2004); Director, Allfirst Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Vornado Real Estate Investment
2001	Trust (3/04 to present); Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, The Haven Group, a
1996	custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Chairman, Canyon Resources Corp. (8/07 to present);
1996	Director, Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Director, Federal National Mortgage Association (9/06 to present); Managing Director and President, Global Private
2003	Client Services, Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05), Eli Lilly and Company, and
Simon Property Group

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
2001	Advisors, L.P.

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [121]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of
the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer,
2006 [68]	Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President,
Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc.,
Treasurer, Institutional Equity Funds	T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Institutional Equity Funds	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Institutional Equity Funds

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe
Vice President, Institutional Equity Funds	Price Group, Inc., and T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Institutional Equity Funds	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Institutional Equity Funds	Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice President, T. Rowe Price and
Vice President, Institutional Equity Funds	T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	Trust Company

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	Trust Company

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

David J. Wallack (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Institutional Equity Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008